                      Supplement dated June 17, 2004 to the
                           AssetMark Funds Prospectus

          Important Notice Regarding Change in Investment Policy of the
                      AssetMark Core Plus Fixed Income Fund

     The  AssetMark  Funds Board of Trustees has  authorized a change in the way the  AssetMark  Core Plus Fixed  Income Fund will  invest its  assets.  The Fund currently  operates  as a "fund of funds,"  which means that it seeks to achieve its investment objective by investing primarily (at least 80% of its net assets)
in shares of other investment companies that invest in fixed income securities.

     This "fund of funds"  structure  was  originally  put in place to allow the
Fund to engage  high-quality  institutional  fixed  income  managers  through an investment  in mutual  funds until the Fund assets had grown to a size such that these  managers  could be retained  directly as  sub-advisers.  The Fund has now grown to a sufficient  asset size,  and thus,  beginning on August 17, 2004, the
Fund will seek to achieve its investment objective by divesting itself of mutual fund  shares  and  investing  directly  in fixed  income  securities  and  other investments.  The Fund's adviser has engaged Goldman Sachs Asset  Management and
Western Asset  Management  Company to serve as  sub-advisers  for the Fund, with each firm expected to manage approximately half of the Fund's portfolio. Goldman
Sachs Asset  Management  and Western  Asset  Management  Company are both highly experienced  institutional  fixed  income  managers,  and,  as of May 31,  2004, collectively managed in excess of $250 billion in fixed income portfolios.  Fund shareholders  will not pay any additional  advisory  fees as a  result  of these changes.  Although  any  income  or gain  realized  as a result  of the  planned divestment  of mutual fund shares would be passed on to  shareholders,  the Fund does not expect that shareholders will realize any gain or income as a result of the change, based on current conditions.